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                                                                    EXHIBIT 23.2

                          CONSENT OF ERNST & YOUNG LLP


         We hereby consent to the incorporation by reference of our report dated November 16, 1998 (except Note 7, as to which the date is November 30, 1998) in the Registration Statement on Form S-8 pertaining to the uBid, Inc. 1998 Stock Incentive Plan.


                                        /s/  ERNST & YOUNG LLP

December ___, 1998